As filed with the Securities and Exchange Commission on March 25, 1994


               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): March 22, 1994



               SMITH'S FOOD & DRUG CENTERS, INC.
     (Exact Name of Registrant as Specified in Its Charter)


                                 33-51097
                         (Commission file number)

          Delaware                                          87-0258768
(State or Other Jurisdiction                             (I.R.S. Employer
    of Incorporation)                                  Identification No.)


                    1550 South Redwood Road
                  Salt Lake City, Utah  84104
                         (801) 974-1400
(Address, Including Zip Code, and Telephone Number, Including Area Code, of
           Registrant's Principal Executive Offices)

Item 7.  Financial Statements and Exhibits.

     The following documents are being filed in connection with, and incorporated by reference into, Smith's Food and Drug Centers, Inc.'s Registration Statement on Form S-3 (File No. 33-51097) as declared effective by the Securities and Exchange Commission on February 3, 1994, relating to Pass Through Certificates.

Exhibit             Description

Exhibit 4.3.1 Form of Pass Through Trust Supplement Series A relating to Pass Through Certificates, Series 1994-A.

Exhibit 4.3.2 Participation Agreement dated as of December 21, 1993 among Smith's Food & Drug Centers, Inc. (the "Lessee"), PMCC Leasing Corporation (the "Owner Participant"), Philip Morris Capital Corporation (the "Owner Participant Parent"), State Street Bank and Trust Company of California, N.A., not in its individual capacity but as Owner Trustee (the "Owner Trustee"), Wilmington Trust Company, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"), California - Relco Limited Partnership Trust (the "Remainderman"), California - Relco Limited Partnership (the "Remainderman Participant"), Wilmington Trust Company, not in its individual capacity but solely as Remainderman Trustee (the "Remainderman Trustee"), Bank of America, National Trust and Savings Association (the "Initial Noteholder") and Wilmington Trust Company, not in its individual capacity but solely as Pass Through Trustee (the "Pass Through Trustee"), as proposed to be amended.

Exhibit 4.3.3 Form of Lease Agreement between the Lessee, as lessee, and the Owner Trustee, as lessor.

Exhibit 4.3.4 Trust Indenture and Security Agreement dated as of December 21, 1993 between the Owner Trustee and the Indenture Trustee.

Exhibit 4.3.5 Form of Second Supplemental Indenture between the Owner Trustee and the Indenture Trustee.

Exhibit 4.3.6    Form of Note.

Exhibit 4.3.7 Form of Improvements Deed between the Lessee, as seller, and the Owner Trustee, as buyer, relating to Improvements.

Exhibit 4.3.8 Form of Estate of Years Deed between the Lessee, as seller, and the Owner Trustee, as buyer, relating to Estate for Years.

Exhibit 4.3.9 Form of Remainderman Interest Deed between the Lessee, as seller, and the Remainderman, as buyer, relating to the Remainderman Interest.

Exhibit 4.3.10 Option Agreement dated as of December 21, 1993 by and between the Remainderman and the Owner Trustee.

Exhibit 4.3.11 Tripartite Agreement dated as of December 21, 1993 by and among the Lessee, the Owner Trustee and the Remainderman.

Exhibit 12.1     Computation of Ratio of Earnings to Fixed Charges.

                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SMITH'S FOOD & DRUG CENTERS, INC.


March 25, 1994                By:  /s/Jeffrey P. Smith
                                 Jeffrey P. Smith
                                      Chairman of the Board of Directors
                                         and Chief Executive Officer

                         Exhibit Index


Exhibit             Description

Exhibit 4.3.1 Form of Pass Through Trust Supplement Series A relating to Pass Through Certificates, Series 1994-A.

Exhibit 4.3.2 Participation Agreement dated as of December 21, 1993 among Smith's Food & Drug Centers, Inc. (the "Lessee"), PMCC Leasing Corporation (the "Owner Participant"), Philip Morris Capital Corporation (the "Owner Participant Parent"), State Street Bank and Trust Company of California, N.A., not in its individual capacity but as Owner Trustee (the "Owner Trustee"), Wilmington Trust Company, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"), California - Relco Limited Partnership Trust (the "Remainderman"), California - Relco Limited Partnership (the "Remainderman Participant"), Wilmington Trust Company, not in its individual capacity but solely as Remainderman Trustee (the "Remainderman Trustee"), Bank of America, National Trust and Savings Association (the "Initial Noteholder") and Wilmington Trust Company, not in its individual capacity but solely as Pass Through Trustee (the "Pass Through Trustee"), as proposed to be amended.

Exhibit 4.3.3 Form of Lease Agreement between the Lessee, as lessee, and the Owner Trustee, as lessor.

Exhibit 4.3.4 Trust Indenture and Security Agreement dated as of December 21, 1993 between the Owner Trustee and the Indenture Trustee.

Exhibit 4.3.5 Form of Second Supplemental Indenture between the Owner Trustee and the Indenture Trustee.

Exhibit 4.3.6    Form of Note.

Exhibit 4.3.7 Form of Improvements Deed between the Lessee, as seller, and the Owner Trustee, as buyer, relating to Improvements.

Exhibit 4.3.8 Form of Estate of Years Deed between the Lessee, as seller, and the Owner Trustee, as buyer, relating to Estate for Years.

Exhibit 4.3.9 Form of Remainderman Interest Deed between the Lessee, as seller, and the Remainderman, as buyer, relating to the Remainderman Interest.

Exhibit 4.3.10 Option Agreement dated as of December 21, 1993 by and between the Remainderman and the Owner Trustee.

Exhibit 4.3.11 Tripartite Agreement dated as of December 21, 1993 by and among the Lessee, the Owner Trustee and the Remainderman.

Exhibit 12.1     Computation of Ratio of Earnings to Fixed Charges.